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                                                                 EXHIBIT 10.13.2

                                 AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT ("Amendment No. 2" ) is made and entered into by and between A.J. Nassar ("Executive") and The Maxim Group, Inc. (the "Company") effective as of the 1st day of January, 1998.

         WHEREAS, Executive and the Company are parties to that certain Employment Agreement, dated June 4, 1997 (the "Agreement"); and

         WHEREAS, Executive and the Company previously amended the Agreement pursuant to that certain Amendment No. 1 to Employment Agreement, dated as of September 25, 1997 ("Amendment No.
1"), and wish to further amend the Agreement as set forth below;

         NOW, THEREFORE, for and in consideration of the mutual premises and representations contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

         1. Capitalized terms used but not otherwise defined herein shall have the meaning as set forth in the Agreement.

         2. Section 4.1 of the Agreement is hereby amended, effective as of the date hereof, by deleting Section 4.1 in its entirety and substituting in lieu thereof the following new Section 4.1:

                  4.1 Base Salary. During the Term of Employment, Executive shall be paid an annual base salary (hereinafter "Base Salary"), which shall be paid in equal installments in accordance with the Company's normal pay practices, but not less frequently then monthly. Executive's Base Salary shall be $600,000. The Board of Directors of the Company shall review Executive's Base Salary for the subsequent one-year period.

         3. Except as expressly amended in Amendment No. 1 and this Amendment No. 2, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first written above.


                                    "COMPANY"

                                    THE MAXIM GROUP, INC.


                                    By: /s/ M.B. Seretean
                                        -------------------------------
                                        M. B. Seretean

                                    Title:   Chairman

                                    "EXECUTIVE"


                                    By: /s/ A.J. Nassar
                                        -------------------------------
                                        A.J. Nassar